UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Collateralized Mortgage Obligations – 2.62%
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41	USD	177,587	$197,898
Series 2002-T1 A2 7.00% 11/25/31		96,892	108,458
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		56,408	66,956
Series J-1 7.00% 11/1/10		61	62
Fannie Mae REMIC
Series 1988-15 A 9.00% 6/25/18		965	1,096
Series 1996-46 ZA 7.50% 11/25/26		121,593	133,843
Series 2002-83 GH 5.00% 12/25/17		465,000	499,599
Fannie Mae Whole Loan Series 2002-W1 2A 7.50% 2/25/42		102,206	116,291
Freddie Mac REMIC
Series 2557 WE 5.00% 1/15/18		300,000	323,051
Series 2662 MA 4.50% 10/15/31		150,781	157,328
Series 3131 MC 5.50% 4/15/33		200,000	215,903
Series 3173 PE 6.00% 4/15/35		325,000	354,150
Series 3337 PB 5.50% 7/15/30		215,000	226,913
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		37,568	42,746
Total Agency Collateralized Mortgage Obligations (cost $2,290,918)			2,444,294

Agency Mortgage-Backed Securities – 13.05%
Fannie Mae 10.50% 6/1/30		11,160	13,003
•Fannie Mae ARM
4.995% 8/1/35		239,782	253,791
5.139% 11/1/35		137,726	145,651
6.32% 7/1/36		350,609	373,213
Fannie Mae S.F. 15 yr
5.00% 5/1/21		232,522	247,880
8.00% 10/1/16		119,121	130,426
Fannie Mae S.F. 15 yr TBA
4.00% 5/1/25		1,100,000	1,118,734
4.50% 5/1/25		600,000	623,531
Fannie Mae S.F. 20 yr 5.50% 8/1/28		894,134	948,885
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		1,043,613	1,084,542
6.00% 11/1/37		722,648	769,672
8.00% 2/1/30		22,095	25,546
10.00% 7/1/20 to 2/1/25		207,912	230,525
Fannie Mae S.F. 30 yr TBA 4.50% 5/1/40		2,465,000	2,485,029
•Freddie Mac ARM
5.694% 7/1/36		93,388	98,648
5.811% 10/1/36		250,335	265,277
Freddie Mac S.F. 15 yr
4.50% 7/1/24		508,701	529,520
5.00% 6/1/18 to 1/1/24		267,036	283,097
5.50% 8/1/23		177,941	190,599
Freddie Mac S.F. 30 yr
8.00% 5/1/31		157,026	180,472
10.00% 1/1/19		14,554	16,391
11.50% 6/1/15 to 3/1/16		39,449	45,295
Freddie Mac S.F. 30 yr TBA
5.00% 5/1/40		1,300,000	1,346,923
6.00% 5/1/40		210,000	224,766
GNMA I GPM
11.00% 3/15/13		12,006	13,198
12.25% 3/15/14		6,905	7,860
GNMA I S.F. 15 yr 6.50% 7/15/14		48,180	51,999
GNMA I S.F. 30 yr
7.50% 1/15/32		18,059	20,421
8.00% 5/15/30		13,949	16,061

9.50% 10/15/19 to 3/15/23	49,036	56,176
10.00% 9/15/18	9,971	11,372
11.00% 8/15/10 to 9/15/15	16,047	17,949
11.50% 7/15/15	3,420	3,863
12.00% 2/15/13 to 11/15/15	96,932	109,387
12.50% 5/15/10 to 1/15/16	35,630	41,336
GNMA II GPM 10.75% 3/20/16	5,938	6,531
GNMA II S.F. 30 yr
7.50% 9/20/30	25,727	28,978
8.00% 6/20/30	13,852	15,894
10.00% 11/20/15 to 6/20/21	36,343	41,564
10.50% 3/20/16 to 2/20/21	59,150	66,118
11.00% 5/20/15 to 7/20/19	1,131	1,254
12.00% 3/20/14 to 5/20/15	6,669	7,358
12.50% 10/20/13 to 7/20/15	28,744	32,158
Total Agency Mortgage-Backed Securities (cost $11,911,230)		12,180,893

Commercial Mortgage-Backed Securities – 9.53%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	300,000	319,340
Series 2007-1A D 5.957% 4/15/37	35,000	36,905
Bank of America Commercial Mortgage Securities
•Series 2004-3 A5 5.413% 6/10/39	160,000	168,661
Series 2004-5 A3 4.561% 11/10/41	450,000	461,551
•Series 2005-1 A5 5.142% 11/10/42	80,000	83,678
•Series 2005-6 A4 5.178% 9/10/47	40,000	42,196
•Series 2006-2 A4 5.738% 5/10/45	115,000	120,633
Series 2006-4 A4 5.634% 7/10/46	200,000	205,891
Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	890,000	923,564
•Series 2005-PW10 AM 5.449% 12/11/40	335,000	328,312
•Series 2005-T20 A4A 5.149% 10/12/42	350,000	368,877
•Series 2006-PW12 A4 5.722% 9/11/38	55,000	58,253
Series 2006-PW14 A4 5.201% 12/11/38	300,000	303,199
Series 2007-PW15 A4 5.331% 2/11/44	330,000	326,044
•Series 2007-PW16 A4 5.717% 6/11/40	300,000	305,482
w•Commercial Mortgage Pass Through Certificates Series 2005-C6 A5A 5.116% 6/10/44	210,000	216,496
#•Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	255,000	268,405
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.548% 2/15/39	115,000	120,807
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38	405,000	426,432
Series 2005-GG4 A4A 4.751% 7/10/39	600,000	613,445
Series 2006-GG6 A4 5.553% 4/10/38	685,000	701,478
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	85,000	89,889
Series 2005-GG5 A5 5.224% 4/1/37	140,000	142,221
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34	200,000	210,078
Series 2005-LDP4 A4 4.918% 10/15/42	150,000	154,575
•Series 2005-LDP5 A4 5.195% 12/15/44	475,000	498,890
Lehman Brothers-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	180,000	185,256
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	205,496	208,298
Morgan Stanley Capital I
Series 2005-HQ6 A4A 4.989% 8/13/42	492,000	509,276
•Series 2007-T27 A4 5.649% 6/11/42	475,000	498,156
Total Commercial Mortgage-Backed Securities (cost $7,753,114)		8,896,288

Convertible Bonds – 0.41%
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	170,000	153,850
Linear Technology 3.00% exercise price $45.36, expiration date 5/1/27	225,000	225,563
Total Convertible Bonds (cost $359,359)		379,413

Corporate Bonds – 41.07%
Banking – 9.93%
#Achmea Hypotheekbank 144A 3.20% 11/3/14	445,000	454,093
Bank of America
4.50% 4/1/15	95,000	95,975
5.30% 3/15/17	250,000	248,160
6.10% 6/15/17	250,000	260,680
#Barclays Bank 144A 6.05% 12/4/17	660,000	688,836
BB&T 5.25% 11/1/19	277,000	282,485

Citigroup
6.01% 1/15/15		365,000	389,397
6.375% 8/12/14		362,000	390,894
#@CoBank 144A 7.875% 4/16/18		250,000	273,541
Credit Suisse 5.40% 1/14/20		120,000	122,398
Credit Suisse/New York 6.00% 2/15/18		195,000	208,747
Export-Import Bank of Korea
5.875% 1/14/15		100,000	108,740
#144A 5.25% 2/10/14		225,000	239,242
JPMorgan Chase 6.00% 10/1/17		250,000	268,697
JPMorgan Chase Capital XVIII 6.95% 8/17/36		90,000	92,144
JPMorgan Chase Capital XXII 6.45% 2/2/37		110,000	104,159
JPMorgan Chase Capital XXV 6.80% 10/1/37		326,000	327,832
KeyBank 5.80% 7/1/14		250,000	265,449
KFW 10.00% 5/15/12	BRL	290,000	166,657
Korea Development Bank 8.00% 1/23/14	USD	295,000	341,801
#Lloyds TSB Bank 144A 5.80% 1/13/20		100,000	99,289
#NIBC Bank 144A 2.80% 12/2/14		390,000	391,245
PNC Bank 6.875% 4/1/18		250,000	279,067
PNC Funding
5.125% 2/8/20		210,000	214,222
5.25% 11/15/15		225,000	239,510
#•Rabobank 144A 11.00% 12/29/49		325,000	419,322
Regions Financial
5.75% 6/15/15		45,000	45,094
7.75% 11/10/14		260,000	281,033
Silicon Valley Bank 5.70% 6/1/12		250,000	261,648
U.S. Bank North America 4.95% 10/30/14		250,000	271,248
•USB Capital IX 6.189% 4/15/49		395,000	347,106
Wachovia
5.25% 8/1/14		65,000	69,023
*5.625% 10/15/16		290,000	309,824
•Wells Fargo Capital XIII 7.70% 12/29/49		495,000	517,276
Zions Bancorporation
5.50% 11/16/15		150,000	143,981
7.75% 9/23/14		55,000	57,397
			9,276,212
Basic Industries – 2.72%
CF Industries 7.125% 5/1/20		100,000	105,500
Cytec Industries 8.95% 7/1/17		225,000	275,429
Dow Chemical 8.55% 5/15/19		300,000	367,177
#Evraz Group 144A 9.50% 4/24/18		249,000	265,185
#Hexion Finance Escrow 144A 8.875% 2/1/18		190,000	187,863
International Paper Company 9.375% 5/15/19		230,000	293,030
#NewPage 144A 11.375% 12/31/14		95,000	98,088
Reliance Steel & Aluminum 6.85% 11/15/36		116,000	104,258
Southern Copper 7.50% 7/27/35		166,000	178,029
Teck Resources
9.75% 5/15/14		140,000	170,800
10.25% 5/15/16		50,000	60,500
10.75% 5/15/19		120,000	150,000
Vale Overseas
6.875% 11/21/36		160,000	168,372
6.875% 11/10/39		110,000	115,964
			2,540,195
Brokerage – 2.05%
•Bear Stearns 4.63% 12/7/12	AUD	200,000	181,594
Goldman Sachs Group
5.375% 3/15/20	USD	290,000	282,217
5.95% 1/18/18		75,000	77,050
*6.15% 4/1/18		115,000	119,315
6.25% 9/1/17		140,000	146,746
Jefferies Group
6.25% 1/15/36		40,000	35,342
6.45% 6/8/27		275,000	253,489
Lazard Group
6.85% 6/15/17		162,000	164,934
7.125% 5/15/15		34,000	36,015
Morgan Stanley
6.00% 4/28/15		475,000	508,128

6.25% 8/28/17		110,000	114,116
			1,918,946
Capital Goods – 1.33%
Allied Waste North America
6.875% 6/1/17		130,000	143,528
7.125% 5/15/16		215,000	234,907
#BAE Systems Holdings 144A 5.20% 8/15/15		105,000	110,248
Graham Packaging 9.875% 10/15/14		200,000	209,500
#*Koppers 144A 7.875% 12/1/19		175,000	181,125
#Meccanica Holdings USA 144A 6.25% 7/15/19		175,000	189,395
Owens-Brockway Glass Container 7.375% 5/15/16		75,000	79,875
Thermo Fisher Scientific
3.20% 5/1/15		65,000	65,460
4.70% 5/1/20		25,000	25,467
			1,239,505
Communications – 7.59%
America Movil 5.625% 11/15/17		56,000	60,040
American Tower 7.00% 10/15/17		220,000	246,950
AT&T 6.50% 9/1/37		400,000	427,560
#Charter Communications Operating Capital 144A 10.875% 9/15/14		85,000	96,475
Citizens Communications 7.125% 3/15/19		145,000	140,650
Comcast
5.85% 11/15/15		200,000	222,203
6.30% 11/15/17		150,000	166,511
6.95% 8/15/37		40,000	44,694
#Cox Communications 144A
6.25% 6/1/18		95,000	103,892
6.45% 12/1/36		85,000	89,172
6.95% 6/1/38		100,000	110,987
*Cricket Communications 9.375% 11/1/14		150,000	155,813
#CSC Holdings 144A 8.50% 6/15/15		135,000	144,450
DirecTV Holdings 7.625% 5/15/16		610,000	681,743
#GXS Worldwide 144A 9.75% 6/15/15		135,000	132,975
#Inmarsat Finance 144A 7.375% 12/1/17		100,000	104,750
Intelsat Bermuda 11.25% 2/4/17		135,000	142,088
Interpublic Group 10.00% 7/15/17		155,000	178,056
*MetroPCS Wireless 9.25% 11/1/14		180,000	187,650
#NBC Universal 144A 5.15% 4/30/20		310,000	314,226
Nielsen Finance
*11.50% 5/1/16		15,000	17,100
11.625% 2/1/14		85,000	96,900
*PAETEC Holding 8.875% 6/30/17		95,000	98,206
Qwest
8.375% 5/1/16		160,000	183,200
#144A 8.375% 5/1/16		70,000	80,150
Rogers Communications
6.68% 11/4/39	CAD	40,000	41,936
7.50% 3/15/15	USD	110,000	129,688
Shaw Communication 6.75% 11/9/39	CAD	109,000	108,735
Sprint Nextel 6.00% 12/1/16	USD	245,000	227,238
Telecom Italia Capital 5.25% 10/1/15		595,000	614,273
*Telesat Canada 11.00% 11/1/15		115,000	129,375
Time Warner Cable 8.25% 4/1/19		270,000	330,553
Verizon Communications 6.40% 2/15/38		115,000	123,553
#Videotron 144A 7.125% 1/15/20	CAD	142,000	143,593
Virgin Media Finance 8.75% 4/15/14	USD	21,000	21,499
#Vivendi 144A
5.75% 4/4/13		290,000	315,094
6.625% 4/4/18		177,000	196,380
#Wind Acquisition Finance 144A 11.75% 7/15/17		250,000	279,375
Windstream 8.125% 8/1/13		190,000	199,500
			7,087,233
Consumer Cyclical – 1.57%
#wCVS Pass Through Trust 144A 8.353% 7/10/31		217,269	260,782
Ford Motor Credit
7.25% 10/25/11		150,000	154,986
*7.50% 8/1/12		100,000	103,405
Goodyear Tire & Rubber 10.50% 5/15/16		195,000	218,156
International Game Technology 7.50% 6/15/19		45,000	52,485
MGM Mirage

13.00% 11/15/13	55,000	64,900
#144A 10.375% 5/15/14	30,000	33,000
#144A 11.125% 11/15/17	35,000	39,944
*OSI Restaurant Partners 10.00% 6/15/15	215,000	222,525
#Pinnacle Entertainment 144A 8.625% 8/1/17	100,000	105,000
Ryland Group 8.40% 5/15/17	115,000	127,075
Sally Holdings 10.50% 11/15/16	80,000	88,200
		1,470,458
Consumer Non-Cyclical – 3.57%
Aramark 8.50% 2/1/15	165,000	170,156
Beckman Coulter
6.00% 6/1/15	245,000	270,232
7.00% 6/1/19	20,000	22,755
#Brambles USA 144A
3.95% 4/1/15	90,000	91,220
5.35% 4/1/20	90,000	91,833
#CareFusion 144A 6.375% 8/1/19	370,000	414,069
HCA PIK 9.625% 11/15/16	136,000	148,240
Hospira 6.40% 5/15/15	380,000	427,944
Iron Mountain 8.00% 6/15/20	125,000	130,156
Jarden 7.50% 5/1/17	130,000	133,575
Kraft Foods 5.375% 2/10/20	235,000	244,208
Life Technologies
4.40% 3/1/15	20,000	20,554
6.00% 3/1/20	310,000	326,776
Medco Health Solutions 7.125% 3/15/18	280,000	325,760
Select Medical 7.625% 2/1/15	85,000	81,175
Supervalu
7.50% 11/15/14	130,000	134,225
8.00% 5/1/16	40,000	40,900
Yale University 2.90% 10/15/14	250,000	255,492
		3,329,270
Electric – 2.42%
Ameren 8.875% 5/15/14	65,000	75,978
#American Transmission Systems 144A 5.25% 1/15/22	115,000	118,171
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	300,000	327,750
CMS Energy
6.55% 7/17/17	115,000	120,848
8.75% 6/15/19	30,000	34,486
Illinois Power 9.75% 11/15/18	469,000	616,910
IPALCO Enterprises 8.625% 11/14/11	33,000	35,063
MidAmerican Funding 6.75% 3/1/11	102,000	107,026
NRG Energy 7.375% 2/1/16	140,000	138,950
Pennsylvania Electric 5.20% 4/1/20	300,000	307,313
PPL Electric Utilities 7.125% 11/30/13	130,000	151,549
Public Service of Oklahoma 5.15% 12/1/19	215,000	223,457
		2,257,501
Energy – 4.74%
Anadarko Finance 7.50% 5/1/31	105,000	121,243
Chesapeake Energy 9.50% 2/15/15	95,000	104,619
El Paso
7.25% 6/1/18	40,000	41,776
8.25% 2/15/16	100,000	109,000
Enbridge Energy Partners
•8.05% 10/1/37	135,000	137,340
9.875% 3/1/19	65,000	86,187
Energy Transfer Partners 9.70% 3/15/19	240,000	310,639
#Gaz Capital 144A 9.25% 4/23/19	100,000	118,625
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	180,000	188,397
6.70% 9/15/19	220,000	234,537
Nexen 7.50% 7/30/39	155,000	185,770
Noble Energy 8.25% 3/1/19	215,000	265,111
Petrobras International Finance
5.75% 1/20/20	51,000	52,054
5.875% 3/1/18	45,000	48,071
PetroHawk Energy
7.875% 6/1/15	45,000	46,688
#144A 10.50% 8/1/14	120,000	133,200
Plains All American Pipeline

5.75% 1/15/20	40,000	41,795
8.75% 5/1/19	520,000	647,604
Pride International 8.50% 6/15/19	240,000	276,899
Range Resources 8.00% 5/15/19	115,000	124,775
#SEMCO Energy 144A 5.15% 4/21/20	70,000	71,999
•TransCanada Pipelines 6.35% 5/15/67	250,000	240,745
Transocean 6.80% 3/15/38	115,000	127,469
Weatherford International 9.625% 3/1/19	215,000	278,498
#Woodside Finance 144A
4.50% 11/10/14	165,000	171,024
8.125% 3/1/14	230,000	266,249
		4,430,314
Finance Companies – 2.71%
AngloGold Ashanti Holdings 5.375% 4/15/20	95,000	96,231
Capital One Bank 8.80% 7/15/19	500,000	614,136
#CDP Financial 144A
4.40% 11/25/19	280,000	278,139
5.60% 11/25/39	250,000	255,319
General Electric Capital 6.00% 8/7/19	785,000	850,037
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	210,000	160,650
#International Lease Finance 144A 8.75% 3/15/17	275,000	273,625
		2,528,137
Insurance – 0.22%
MetLife 6.817% 8/15/18	15,000	16,924
Prudential Financial 3.875% 1/14/15	185,000	187,910
=#@w‡Twin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	0
		204,834
Natural Gas – 1.07%
Enterprise Products Operating
•7.034% 1/15/68	70,000	67,736
•8.375% 8/1/66	75,000	78,094
9.75% 1/31/14	230,000	282,053
*Kinder Morgan Energy Partners 9.00% 2/1/19	300,000	384,569
#Rockies Express Pipeline 144A 5.625% 4/15/20	185,000	185,396
		997,848
Real Estate – 0.97%
Developers Diversified Realty 9.625% 3/15/16	150,000	172,217
#Digital Realty Trust 144A 5.875% 2/1/20	95,000	95,608
ProLogis
6.25% 3/15/17	130,000	130,663
6.875% 3/15/20	25,000	24,797
7.375% 10/30/19	205,000	213,430
Regency Centers 5.875% 6/15/17	95,000	96,969
#•USB Realty 144A 6.091% 12/22/49	200,000	169,500
		903,184
Technology – 0.18%
National Semiconductor
3.95% 4/15/15	70,000	70,107
6.60% 6/15/17	85,000	93,746
		163,853
Total Corporate Bonds (cost $36,334,232)		38,347,490

Non-Agency Asset-Backed Securities – 9.15%
•American Express Issuance Trust Series 2005-2 A 0.32% 8/15/13	400,000	398,074
#•American Home Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.226% 10/6/21	140,000	139,862
#Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	260,000	264,898
•Bank of America Credit Card Trust
Series 2007-A9 A9 0.29% 11/17/14	90,000	89,575
Series 2008-A5 A5 1.45% 12/16/13	905,000	915,922
Capital Auto Receivables Asset Trust Series 2008-1 A3A 3.86% 8/15/12	67,475	68,600
Capital One Multi-Asset Execution Trust
•Series 2006-A7 A7 0.28% 3/17/14	100,000	99,836
•Series 2007-A4 A4 0.28% 3/16/15	800,000	796,585
Series 2007-A7 A7 5.75% 7/15/20	260,000	293,917
Series 2008-A3 A3 5.05% 2/15/16	305,000	332,310
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	23,551	23,773
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	64,303	63,815
Chase Issuance Trust
Series 2005-A7 A7 4.55% 3/15/13	130,000	133,552
•Series 2009-A2 A2 1.80% 4/15/14	260,000	266,419

Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39		165,000	193,086
•Series 2009-A1 A1 2.00% 3/17/14		185,000	190,340
#Citibank Omni Master Trust 2009-A13 A13 5.35% 8/15/18		250,000	264,444
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36		300,000	228,262
CNH Equipment Trust
•Series 2007-A A4 0.29% 9/17/12		33,156	33,111
Series 2008-A A3 4.12% 5/15/12		29,088	29,374
Series 2008-A A4A 4.93% 8/15/14		145,000	151,303
Series 2009-C A3 1.85% 12/16/13		60,000	60,376
Series 2009-C A4 3.00% 8/17/15		175,000	177,739
Series 2010-A A4 2.49% 1/15/16		225,000	225,601
#•CNH Wholesale Master Note Trust Series 2009-1A A 144A 1.95% 7/15/15		500,000	503,822
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12		105,000	107,406
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20		190,000	213,296
Series 2008-A4 A4 5.65% 12/15/15		200,000	220,891
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31		200,000	196,069
#Ford Credit Auto Lease Trust Series 2010-A A2 1.04% 3/15/13		250,000	249,899
Ford Credit Floorplan Master Owner Trust
•Series 2009-2 A 1.80% 9/15/14		100,000	100,968
#•Series 2010-1 A 144A 1.90% 12/15/14		165,000	166,845
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14		135,000	136,645
#•Golden Credit Card Trust Series 2008-3 A 144A 1.25% 7/15/17		150,000	151,313
Harley Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12		33,514	33,564
#Series 2006-1 A2 144A 5.04% 10/15/12		37,326	38,056
Series 2008-1 A4 4.90% 12/15/13		125,000	131,416
Series 2009-4 A3 1.87% 2/17/14		100,000	100,841
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12		22,096	22,347
Series 2008-A A3 4.93% 12/17/12		150,000	154,973
John Deere Owner Trust Series 2010-A A4 2.13% 10/17/16		155,000	154,969
•MBNA Credit Card Master Note Trust Series 2005-A2 A2 0.33% 10/15/14		50,000	49,819
•Merrill Auto Trust Securitization Series 2007-1 A4 0.31% 12/15/13		76,012	75,599
#Mid-State Trust Series 2006-1 A 144A 5.787% 10/15/40		204,590	204,824
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12		83,755	85,257
Total Non-Agency Asset-Backed Securities (cost $8,360,521)			8,539,593

Non-Agency Collateralized Mortgage Obligations – 2.56%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35		22,628	19,479
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34		25,330	22,737
Series 2005-5 2CB1 6.00% 6/25/35		2,629	2,018
@•Bank of America Funding Series 2006-H 1A2 3.57% 9/20/46		7,419	990
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		76,865	75,219
@wCountrywide Home Loan Mortgage Pass Through Trust Series 2006-17 A5 6.00% 12/25/36		46,679	42,839
First Horizon Asset Securities Series 2006-3 1A11 6.25% 11/25/36		300,398	294,423
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27		122,894	119,912
Series 1999-3 A 8.00% 8/19/29		257,388	249,500
•JPMorgan Mortgage Trust Series 2007-A1 7A4 5.293% 7/25/35		501,336	214,372
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35		129,588	117,606
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34		211,397	204,342
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		14,614	14,669
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		161,578	108,627
w•Washington Mutual Mortgage Pass Through Certificates
Series 2006-AR10 1A1 5.905% 9/25/36		24,498	20,557
Series 2007-HY1 1A1 5.635% 2/25/37		139,596	105,997
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16 2A1 2.998% 10/25/35		7,949	7,345
Series 2005-AR16 6A4 4.58% 10/25/35		318,149	125,810
Series 2006-AR5 2A1 5.487% 4/25/36		44,853	37,247
Series 2006-AR6 7A1 5.105% 3/25/36		618,252	592,196
Series 2006-AR10 5A1 5.491% 7/25/36		14,174	12,091
Total Non-Agency Collateralized Mortgage Obligations (cost $2,780,940)			2,387,976

Regional Authority – 0.02%Δ
Canada – 0.02%
Province of Quebec Canada 4.50% 12/1/19	CAD	19,000	18,887

Total Regional Authority (cost $18,244)			18,887

«Senior Secured Loans – 3.79%
ATI Holdings Term Tranche Loan 7.00% 2/18/16	USD	185,000	180,491
Bausch & Lomb
Term Tranche Loan B 3.501% 4/11/15		62,357	61,194
Term Tranche Loan DD 3.501% 4/11/15		15,123	14,841
Chester Downs & Marina Term Tranche Loan 12.375% 12/31/16		110,688	114,977
Community Health Systems
Term Tranche Loan B 2.502% 7/25/14		237,343	230,918
Term Tranche Loan DD 2.502% 7/25/14		12,154	11,903
Flextronics International Term Tranche Loan B 2.501% 10/1/12		168,274	165,582
Ford Motor Term Tranche Loan B 3.258% 12/15/13		441,139	426,745
Intelsat
Term Tranche Loan B-2-A 2.728% 1/3/14		20,004	19,663
Term Tranche Loan B-2-B 2.728% 1/3/14		19,998	19,657
Term Tranche Loan B-2-C 2.728% 1/3/14		19,998	19,657
Knology Term Tranche Loan 3.783% 6/2/14		254,359	252,611
Level 3 Communication Term Tranche Loan B 11.50% 3/13/14		185,000	202,633
Nuveen Investment
2nd Lien Term Tranche Loan 12.50% 7/9/15		85,000	94,563
Term Tranche Loan B 3.302% 11/13/14		205,702	187,908
RehabCare Group Term Tranche Loan B 6.00% 11/3/15		284,288	286,330
Rental Services 2nd Lien Term Tranche Loan 3.817% 10/7/13		185,000	179,728
Rockwood Specialties Group Term Tranche Loan H 6.00% 5/15/14		275,000	277,647
Tasc Term Tranche Loan B 5.75% 12/19/14		134,663	135,420
Texas Competitive Electric Holdings Term Tranche Loan B2 3.729% 10/10/14		329,888	271,405
Toys R Us Term Tranche Loan B 4.479% 7/19/12		215,000	215,074
Univision Communications Term Tranche Loan B 2.533% 9/29/14		190,000	173,535
Total Senior Secured Loans (cost $3,296,807)			3,542,482

Sovereign Agencies – 1.22%Δ
Brazil – 0.11%
#Banco Nacional de Desenvolvimento Economico e Social 144A 6.369% 6/16/18		100,000	105,500
			105,500
Norway – 0.75%
Eksportfinans
3.00% 11/17/14		190,000	193,115
5.50% 5/25/16		455,000	510,430
			703,545
Republic of Korea – 0.11%
#Korea Expressway 144A 4.50% 3/23/15		100,000	103,130
			103,130
Sweden – 0.25%
Svensk Exportkredit 3.25% 9/16/14		230,000	236,662
			236,662
Total Sovereign Agencies (cost $1,135,125)			1,148,837

Sovereign Debt – 3.01%Δ
Australia – 0.49%
Australian Government Bond 6.25% 4/15/15	AUD	473,000	451,466
			451,466
Brazil – 0.05%
*Federal Republic of Brazil 11.00% 8/17/40	USD	36,000	48,384
			48,384
Indonesia – 1.04%
Indonesia Treasury Bonds
9.50% 6/15/15	IDR	1,180,000,000	139,304
10.50% 8/15/30	IDR	1,180,000,000	140,375
10.75% 5/15/16	IDR	1,521,000,000	189,502
11.00% 11/15/20	IDR	2,724,000,000	355,099
12.80% 6/15/21	IDR	1,000,000,000	144,556
			968,836
Mexico – 0.49%
Mexican Bonos
7.50% 6/3/27	MXN	3,892,000	309,317
7.75% 12/14/17	MXN	1,791,000	150,547
			459,864
Norway – 0.61%
Norway Government Bonds
4.50% 5/22/19	NOK	1,277,000	231,774

5.00% 5/15/15	NOK	1,825,000	339,423
			571,197
Poland – 0.20%
Poland Government Bond 5.50% 10/25/19	PLN	550,000	185,081
			185,081
Russia – 0.07%
Russia-Eurobond 7.50% 3/31/30	USD	59,800	68,656
			68,656
Turkey – 0.06%
Republic of Turkey 6.875% 3/17/36		55,000	55,481
			55,481
Total Sovereign Debt (cost $2,649,266)			2,808,965

Supranational Banks – 1.01%
European Bank for Reconstruction & Development 9.25% 9/10/12	BRL	240,000	135,793
European Investment Bank
6.125% 1/23/17	AUD	119,000	108,852
9.00% 12/21/18	ZAR	900,000	122,561
^10.225% 10/22/19	BRL	430,000	99,522
11.25% 2/14/13	BRL	260,000	153,296
Inter-American Development Bank 5.375% 5/27/14	AUD	232,000	210,471
International Bank For Reconstruction & Development 5.75% 10/21/19	AUD	128,000	114,199
Total Supranational Banks (cost $873,955)			944,694

U.S. Treasury Obligations – 7.14%
U.S. Treasury Inflation Index Notes
1.625% 1/15/15	USD	862,676	911,673
2.00% 1/15/14		475,065	509,247
2.375% 1/15/17		413,783	455,807
U.S. Treasury Notes
1.75% 4/15/13		1,705,000	1,718,053
2.50% 4/30/15		1,220,000	1,224,669
¥*3.625% 2/15/20		1,785,000	1,779,982
4.375% 11/15/39		65,000	63,385
Total U.S. Treasury Obligations (cost $6,623,879)			6,662,816

		Number of
		Shares
Preferred Stock – 0.30%
•PNC Financial Services Group 8.25%		260,000	278,567
Total Preferred Stock (cost $254,259)			278,567

		Principal
		Amount°
≠Discount Note – 9.55%
Federal Home Loan Bank 0.06% 5/3/10	USD	8,915,053	8,915,023
Total Discount Note (cost $8,915,023)			8,915,023

Total Value of Securities Before Securities Lending Collateral – 104.43%
(cost $93,556,872)			97,496,218

		Number of
		Shares
Securities Lending Collateral** – 0.72%
Investment Companies
Mellon GSL DBT II Collateral Fund		605,341	605,341
BNY Mellon SL DBT II Liquidating Fund		69,380	68,616
†@Mellon GSL Reinvestment Trust II		13,372	568
Total Securities Lending Collateral (cost $688,093)			674,525

Total Value of Securities – 105.15%
(cost $94,244,965)			98,170,743	©
Obligation to Return Securities Lending Collateral** – (0.74%)			(688,093)
Liabilities Net of Receivables and Other Assets (See Notes) – (4.41%)			(4,116,478)
Net Assets Applicable to 11,503,138 Shares Outstanding – 100.00%			$93,366,172

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesia Rupiah
INR – Indian Rupee
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
MYR – Malaysian Ringgit
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SGD – Singapore Dollar
TWD – Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of April 30, 2010.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $13,380,094, which represented 14.33% of the Fund’s net assets. See Note 5 in "Notes."
@Illiquid security. At April 30, 2010, the aggregate amount of illiquid securities was $401,232, which represented 0.43% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s’ net assets. See Note 1 in "Notes."
≠The rate shown is the effective yield at the time of purchase.
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at April 30, 2010.
†Non income producing security.
‡Non income producing security. Security is currently in default.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at April 30, 2010.
**See Note 4 in "Notes."
©Includes $673,138 of securities loaned.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at April 30, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(51,523)	USD	47,672	6/1/10	$185
AUD	(72,419)	USD	66,881	6/1/10	134
BRL	(237,330)	USD	135,138	6/1/10	(506)
BRL	(347,439)	USD	197,241	6/1/10	(1,336)
CAD	107,026	USD	(107,075)	6/1/10	(1,735)
CAD	98,030	USD	(98,085)	6/1/10	(1,599)
CAD	(21,585)	USD	21,576	6/1/10	332
CLP	4,763,450	USD	(9,147)	6/1/10	49
EUR	95,834	USD	(127,536)	6/1/10	92
EUR	(22,487)	USD	29,990	6/1/10	43
EUR	(376,429)	USD	501,463	6/1/10	146
GBP	48,817	USD	(75,450)	6/1/10	(780)
GBP	(50,703)	USD	78,450	6/1/10	895
GBP	(268,726)	USD	415,370	6/1/10	4,330
IDR	591,238,000	USD	(65,657)	6/1/10	(419)
INR	13,273,624	USD	(285,000)	10/20/10	10,162
JPY	43,079,848	USD	(457,897)	6/1/10	778
JPY	21,335,532	USD	(226,456)	6/1/10	706
KRW	590,230,135	USD	(534,726)	6/1/10	(2,798)
KRW	291,189,800	USD	(263,425)	6/1/10	(999)
MYR	795,026	USD	(250,323)	6/1/10	(1,203)
MYR	419,861	USD	(131,936)	6/1/10	(374)
NOK	484,512	USD	(82,242)	6/1/10	(223)
NOK	(246,740)	USD	41,827	6/1/10	58
NOK	(2,214,959)	USD	374,159	6/1/10	(794)
NZD	4,119	USD	(2,970)	6/1/10	17
PLN	(221,525)	USD	75,808	6/1/10	867
PLN	(448,202)	USD	150,759	6/1/10	(865)
SGD	346,392	USD	(253,210)	6/1/10	(437)
SGD	173,629	USD	(127,006)	6/1/10	(303)
TWD	5,257,425	USD	(168,778)	6/1/10	(918)
TWD	4,227,300	USD	(135,730)	6/1/10	(760)
ZAR	(975,198)	USD	131,792	6/1/10	516
					$3,261

Financial Futures Contract
Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Unrealized Appreciation
17 U.S. Treasury 5 yr Notes	$1,960,881	$1,969,609	6/30/10	$8,728

Swap Contracts

CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
Barclays
ITRAXX Europe Subordinate Financials 12.1
5 yr CDS	$500,000	1.00%	12/20/14	$1,001
Kingdom of Spain 5 yr CDS	240,000	1.00%	3/20/15	3,456
JPMorgan Securities
Donnelly (R.R.) & Sons 5 yr CDS	600,000	5.00%	6/20/14	(102,899)
Penney (J.C.) 5 yr CDS	445,000	1.00%	3/20/15	(1,817)
Portuguese Republic 5 yr CDS	156,000	1.00%	6/20/15	8,706
Sunoco 5 yr CDS	155,000	1.00%	3/20/15	2,557
	$2,096,000			$(88,996)

Protection Sold:
CitiGroup Global Markets
MetLife 5 yr CDS	$ 80,000	5.00%	9/20/14	$4,569
JPMorgan Securities
Macy’s 5 yr CDS	445,000	1.00%	3/20/15	7,374
MetLife 5 yr CDS	415,000	1.00%	12/20/14	10,057
Valero Energy 5 yr CDS	155,000	1.00%	3/20/15	(176)
	$1,095,000			$21,824
Total				$(67,172)

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$94,331,649
Aggregate unrealized appreciation	4,785,000
Aggregate unrealized depreciation	(945,906)
Net unrealized appreciation	$3,839,094

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $12,912,138 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $2,497,064 expires in 2012; $1,839,322 expires in 2013; $1,361,936 expires in 2014; $2,664,816 expires in 2015; $2,286,574 expires in 2016 and $2,262,426 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$33,777,300	$671,744	$34,449,044
Corporate Debt	-	42,125,792	143,593	42,269,385
Foreign Debt	-	4,532,773	388,610	4,921,383
U.S. Treasury Obligations	6,662,816	-	-	6,662,816
Short-Term	-	8,915,023		8,915,023
Securities Lending Collateral	605,341	68,616	568	674,525
Other	-	278,567	-	278,567
Total	$7,268,157	$89,698,071	$1,204,515	$98,170,743

Foreign Currency Exchange Contracts	$-	$3,261	$-	$3,261
Financial Futures Contracts	$-	$8,728	$-	$8,728
Swap Contracts	$-	$(67,172)	$-	$(67,172)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-			Securities
	Backed	Corporate	Foreign	Lending
	Securities	Debt	Debt	Collateral	Total
Balance as of 7/31/09	$561,606	$105,451	$427,398	$1	$1,094,456
Purchases	519,911	137,952	229,785	-	887,648
Sales	(402,945)	-	(304,986)	-	(707,931)
Net realized gain (loss)	(121,474)	-	20,645	-	(100,829)
Transfers into level 3	-	200,720	-	-	200,720
Transfers out of level 3	(149,976)	(101,450)	-	-	(251,426)
Net change in unrealized
appreciation/depreciation	264,622	(199,080)	15,768	567	81,877
Balance as of 4/30/10	$671,744	$143,593	$388,610	$568	$1,204,515

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/10	$521	$(195,079)	$16,588	$567	$(177,403)

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Financial Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At April 30, 2010, the aggregate unrealized depreciation of credit default swaps was $67,172. The Fund had posted $100,000 as collateral, net of collateral received, for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been received $1,001,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at April 30, 2010, the notional value of the protection sold was $1,095,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At April 30, 2010, the net unrealized appreciation of the protection sold was $21,824.

CDS may involve greater risks than if the Fund had invested in the reference obligation directly. CDSs are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2010 were as follows:

	Asset Derivatives		Liability Derivatives
	Schedule of Investments		Schedule of Investments
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts (Currency)	Receivables and other assets net of liabilities	$9,574	Liabilities net of receivables and other assets	$(6,313)

Interest rate contracts (Futures)	Receivables and other assets net of liabilities	8,728	Liabilities net of receivables and other assets	-

Credit contracts (Swaps)	Receivables and other assets net of liabilities	9,026	Liabilities net of receivables and other assets	(76,198)
Total		$27,328		$(82,511)

The effect of derivative instruments on the statements of operations for the period ended April 30, 2010 was as follows:

			Change in
			Unrealized
			Appreciation or
			Depreciation on
	Location of Gain or Loss	Realized Gain or Loss	Derivatives
	on Derivatives	on Derivatives	Recognized in
	Recognized in Income	Recognized in Income	Income
Foreign exchange contracts (Currency)	Net realized gain on foreign currencies/net change in unrealized appreciation/deprecation of investments and foreign currencies	$170,301	$(40,628)

Interest rate contracts (Futures)	Net realized loss on futures contracts/net change in unrealized appreciation/deprecation of investments and foreign currencies	(216,607)	24,636

Credit contracts (Swaps)	Net realized loss on swap contracts/net change in unrealized appreciation/deprecation of investments and foreign currencies	(34,063)	12,868
Total		$(80,369)	$(3,124)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Series’ previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Series will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2010, the value of the securities on loan was $673,138, for which cash collateral was received and invested in accordance with the Lending Agreement. At April 30, 2010, the value of invested collateral was $674,525. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

7. Subsequent Event
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s financial statements.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2010

		Principal	Value
		Amount°	(U.S.$)
Corporate Bonds – 1.32%
Brokerage – 1.15%
=^@JPMorgan Structured Products 0.644% 5/18/15	BRL	2,419,000	$2,667,805
•Morgan Stanley 4.83% 3/5/18	USD	357,000	343,006
			3,010,811
Electric – 0.06%
#AES 144A 8.75% 5/15/13		165,000	168,300
			168,300
Insurance – 0.11%
•Prudential Financial 4.04% 6/10/15		286,000	283,021
			283,021
Total Corporate Bonds (cost $3,264,555)			3,462,132

Sovereign Debt – 4.74%Δ
Australia – 0.87%
@Australia Government Inflation Linked Bond 4.00% 8/20/15	AUD	1,500,000	2,282,243
			2,282,243
Mexico – 0.77%
@Mexican Udibonos 4.00% 6/13/19	MXN	237,409	2,017,977
			2,017,977
Poland – 0.74%
@Poland Government Bond 3.00% 8/24/16	PLN	5,680,325	1,929,212
			1,929,212
Republic of Korea – 1.60%
@Inflation Linked Korea Treasury Bond 2.75% 3/10/17	KRW	4,533,416,130	4,203,993
			4,203,993
South Africa – 0.76%
@South Africa Government Inflation Linked Bond 5.50% 12/7/23	ZAR	11,783,171	2,005,045
			2,005,045
Total Sovereign Debt (cost $12,076,727)			12,438,470

U.S. Treasury Obligations – 84.21%
U.S. Treasury Inflation Index Bonds
2.125% 2/15/40	USD	1,181,275	1,257,926
3.375% 4/15/32		2,963,561	3,790,116
U.S. Treasury Inflation Index Notes
1.25% 4/15/14		23,761,072	24,822,907
1.375% 1/15/20		7,119,266	7,193,818
1.625% 1/15/15		35,978,130	38,021,580
2.00% 4/15/12		6,785,639	7,140,298
2.00% 1/15/14		32,895,612	35,262,550
2.00% 7/15/14		15,513,641	16,695,346
2.00% 1/15/16		29,740,073	32,092,007
2.375% 1/15/17		15,114,350	16,649,393
3.00% 7/15/12		16,264,066	17,621,107
3.375% 1/15/12		19,200,510	20,595,542
Total U.S. Treasury Obligations (cost $210,050,056)			221,142,590

≠Discount Note – 3.52%
Federal Home Loan Bank 0.06% 5/3/10		9,250,055	9,250,024
Total Discount Note (cost $9,250,024)			9,250,024

Total Value of Securities – 93.79%
(cost $234,641,362)			246,293,216
Receivables and Other Assets Net of Liabilities (See Notes) – 6.21%			16,311,337
Net Assets Applicable to 24,811,424 Shares Outstanding – 100.00%			$262,604,553

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
KRW – South Korean Won
MXN – Mexican Peso
PLN – Polish Zloty
USD – United States Dollar
ZAR – South African Rand

#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2010, the aggregate amount of Rule 144A securities was $168,300, which represented 0.06% of the Fund's net assets. See Note 5 in "Notes."
@Illiquid security. At April 30, 2010, the aggregate amount of illiquid securities was $15,106,275, which represented 5.75% of the Fund’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At April 30, 2010, the aggregate amount of fair valued securities was $2,667,805, which represented 1.02% of the Fund’s net assets. See Note 1 in "Notes."
•Variable rate security. The rate shown is the rate as of April 30, 2010.
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.

Summary of Abbreviations:
CDS – Credit Default Swap
CPI – Consumer Price Index
yr – Year

1The following financial futures contracts, written options and swap contracts were outstanding at April 30, 2010:

Financial Futures Contracts

Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Unrealized Appreciation
155 U.S. Long Bond	$18,044,793	$18,454,687	6/30/10	$409,894
90 U.S. Treasury 10 yr Notes	10,498,674	10,611,562	6/21/10	112,888
	$28,543,467			$522,782

Written Options

Description	Number of Contracts	Notional Value	Exercise Price	Expiration Date	Unrealized Depreciation
Written Put Options
U.S. Treasury 10 yr Future	412	$57,938	$116.00	5/21/10	$(263,178)
U.S. Treasury 10 yr Future	355	249,609	114.00	8/27/10	(92,203)
	767				$(355,381)

Swap Contracts

CDS Contract

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Appreciation
Protection Purchased:
Barclays
ITRAXX Europe Subordinate Financials 12.1 5 yr CDS	$1,555,000	1.00%	12/20/14	$3,113

Inflation Swap Contracts

Notional	Expiration		Unrealized
Value	Date	Description	Appreciation
$2,600,000	4/22/14	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.56%.	$75,407

1,300,000	1/7/19	Agreement with Barclays to receive the notional amount multiplied by the non-revised CPI and to pay the notional amount multiplied by the fixed rate of 1.60%.	92,550
$3,900,000			$167,957

The use of financial futures contracts, written options, and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Government Fund – Delaware Inflation Protected Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on financial futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (July 31, 2006 – July 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At April 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$235,422,837
Aggregate unrealized appreciation	10,922,928
Aggregate unrealized depreciation	(52,549)
Net unrealized appreciation	$10,870,379

For federal income tax purposes, at July 31, 2009, capital loss carryforwards of $1,125,650 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets
Level 2 – Inputs are observable, directly or indirectly
Level 3 – Inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$-	$794,327	$2,667,805	$3,462,132
Foreign Debt	-	6,216,500	6,221,970	12,438,470
U.S. Treasury Obligations	221,142,590	-	-	221,142,590
Short-Term Investments	-	9,250,024	-	9,250,024
Total	$221,142,590	$16,260,851	$8,889,775	$246,293,216

Financial Futures Contracts	$-	$522,782	$-	$522,782
Written Options	$-	$(355,381)	$-	$(355,381)
Swap Contracts	$-	$171,070	$-	$171,070

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Debt	Foreign Debt	Total
Balance as of 7/31/09	$-	$-	$-
Net change in unrealized
appreciation/depreciation	203,881	325,145	529,026
Purchases	2,463,924	5,896,825	8,360,749
Balance as of 4/30/10	$2,667,805	$6,221,970	$8,889,775

Net change in unrealized
appreciation/depreciation
from investments
still held as of 4/30/10	$203,881	$325,145	$529,026

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending July 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at April 30, 2010.

Financial Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts – During the period ended April 30, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in written options during the period ended April 30, 2010 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2009	-	$-
Options written	1,953	1,314,816
Options terminated in closing purchase transactions	(1,186)	(651,888)
Options outstanding at April 30, 2010	767	$662,928

Swap Contracts – The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract's remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Inflation Swaps. Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended April 30, 2010, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the period ended April 30, 2010, the Fund did not enter into any CDS contracts as a seller of protection. At April 30, 2010, the aggregate unrealized appreciation of credit default swaps was $3,113. If a credit event had occurred for all swap transactions where collateral posting was required as of April 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been received $1,555,000 less the value of the contracts’ related reference obligations.

Credit default swaps may involve greater risks than when the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of April 30, 2010 were as follows:

	Asset Derivatives			Liability Derivatives
	Schedule of Investments			Schedule of Investments
	Location	Fair Value		Location	Fair Value
Interest rate contracts (Futures)	Receivables and other assets net of liabilities	$522,782	*	Liabilities net of receivables and other assets	$-

Options contracts (Options)	Receivables and other assets net of liabilities	-		Liabilities net of receivables and other assets	(355,381)

Credit contracts (Swaps)	Receivables and other assets net of liabilities	171,070		Liabilities net of receivables and other assets	-
Total		$693,852			$(355,381)

*Includes cumulative appreciation of future contracts as reported in the notes to the schedule of investments. Only current day variation margin is reported with the Fund’s assets and liabilities.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2010 was as follows:

		Realized Gain or Loss on	Change in Unrealized Appreciation or
	Location of Gain or Loss on	Derivatives Recognized in	Depreciation on Derivatives Recognized
	Derivatives Recognized in Income	Income	in Income
Interest rate contracts (Futures)	Net realized gain on futures contracts and net unrealized appreciation/depreciation of investments and foreign currencies	$1,278,836	$71,561

Options contracts (Options)	Net realized loss on options contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(452,355)	(355,381)

Credit contracts (Swaps)	Net realized loss on swap contracts and net change in unrealized appreciation/depreciation of investments and foreign currencies	(3,852)	100,959
Total		$822,629	$(182,861)

4. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of April 30, 2010.

5. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by Standard and Poor’s Rating Group and/or Ba or lower by Moody’s Investors Service, Inc. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

7. Subsequent Event
Management has determined no material events or transactions occurred subsequent to April 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: